SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                 April 22, 2004

                Date of report (Date of earliest event reported)

                       Integrated Device Technology, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                            0-12695               94-2669985
     (State of                  (Commission File Number)     (IRS Employer
  Incorporation)                                            Identification No.)


                 2975 Stender Way, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)


                                 (408) 727-6116
              (Registrant's telephone number, including area code)






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Item 7.    Exhibits.

         (c) Exhibits:

         99.1 Financial Information for Integrated Device Technology, Inc. for the fourth quarter and fiscal year ended March 28, 2004 and forward looking statements relating to fiscal year 2005 as presented in a press release of April 22, 2004.

Item 12.  Disclosure of Results of Operations and Financial Condition.

         The information contained in this Current Report, including the Exhibit
99.1 attached hereto, is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

         On April 22, 2004, Integrated Device Technology, Inc. (the "Company") issued a press release announcing its financial results for the quarter and fiscal year ended March 28, 2004. A copy of the press release is attached as
Exhibit 99.1.

         The Company's press release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures included in the press release.

         Non-GAAP Statements of Operations are presented in the press release. Non-GAAP Statements of Operations exclude acquisition-related charges and other expenses and benefits that management believes are not directly related to the Company's ongoing operations. For example, for the year ended March 28, 2004, the Company has excluded acquisition-related costs, restructuring charges, and costs associated with closing a fabrication facility as well as benefits from a non-recurring federal tax refund and the sale of the Company's last remaining equity holdings of PMC-Sierra. For the year ended March 30, 2003, in addition to excluding comparable items to those for fiscal year 2004, Non-GAAP results also exclude asset impairment charges and valuation allowances established for the Company's net deferred tax assets. These non-GAAP results are consistent with another way management internally evaluates results of operations and the Company believes this presentation format may be useful to readers of our financial results. However, the Company's non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information provided in the Company's press release should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP.


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         The foregoing description is qualified in its entirety by reference to the Company's Press Release dated April 22, 2004, a copy of which is attached hereto as Exhibit 99.1.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 2004

                                 INTEGRATED DEVICE TECHNOLOGY, INC.




                            By:  /s/  Clyde R. Hosein
                                 -----------------------------------------------
                                 Clyde R. Hosein
                                 Vice President and Chief
                                 Financial Officer
                                 (duly authorized officer)





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